Exhibit 99.1

IMPORTANT TAX INFORMATION CONCERNING THE DISTRIBUTION OF MALLINCKRODT PLC
Distribution of the Ordinary Shares of Mallinckrodt plc
On June 28, 2013, Covidien plc (“Covidien”) completed the distribution of ordinary shares of Mallinckrodt plc (“Mallinckrodt”) to the shareholders of Covidien. Covidien and Mallinckrodt are now two wholly independent, publicly-traded companies.
Each Covidien shareholder received one ordinary share of Mallinckrodt for every eight ordinary shares of Covidien held by such Covidien shareholder at the close of business on June 19, 2013 (the record date). Fractional ordinary shares of Mallinckrodt will not be distributed, and any Covidien shareholder entitled to receive fractional ordinary shares instead will receive a cash payment.
In connection with the distribution of ordinary shares of Mallinckrodt to the Covidien shareholders, Covidien has received a private letter ruling from the Internal Revenue Service (the “IRS ruling”) substantially to the effect that, for U.S. federal income tax purposes, (i) certain transactions to be effected in connection with the separation qualify as transactions under Sections 355 and/or 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the distribution qualifies as a transaction under Sections 355 and 368(a)(1)(D) of the Code. In addition to obtaining the IRS ruling, Covidien has received a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP, which relies on the effectiveness of the IRS ruling, substantially to the effect that, for U.S. federal income tax purposes, the distribution and certain transactions entered into in connection with the distribution will qualify as transactions under Sections 355 and/or 368(a) of the Code. Assuming that the foregoing is correct, then for U.S. federal income tax purposes:

•	A Covidien shareholder will not recognize any gain or loss (and will not otherwise include any amount in income) upon receipt of the Mallinckrodt ordinary shares in the distribution.

•
A Covidien shareholder who receives cash in lieu of fractional ordinary shares of Mallinckrodt generally will recognize gain or loss measured by the difference between the amount of cash received and the tax basis of the fractional shares. The gain or loss generally will be long-term capital gain or loss if the Covidien shareholder's holding period for its Covidien ordinary shares exceeds one year and the Covidien ordinary shares are held as a capital asset on the date of the distribution.

•
The holding period of a Covidien shareholder for the Mallinckrodt ordinary shares received in the distribution, including any fractional share interest for which cash is received, will include the holding period of such shareholder's Covidien ordinary shares, provided that the Covidien ordinary shares are held as a capital asset on the date of the distribution.

Tax Basis Allocation
To calculate your gain or loss on the sale of an ordinary share, you must calculate your tax basis in the share. If you acquired your ordinary shares of Covidien by purchase, your tax basis in those shares is generally your cost of acquiring the shares. If you did not acquire your ordinary shares of Covidien by purchase, you should consult your tax adviser to determine your tax basis in those shares.
U.S. federal income tax law requires that you allocate the tax basis of your pre-distribution ordinary shares of Covidien among your post-distribution ordinary shares of Covidien and your newly-received ordinary shares of Mallinckrodt based on their relative fair market values. U.S. federal income tax law does not specify how you should determine the relative fair market values of the shares. We believe that one possible approach is to use the closing share prices quoted on the New York Stock Exchange on July 1, 2013. You are not bound by this approach and might choose, in consultation with your tax advisor, to use another approach to determine the relative fair market values for the ordinary shares of Covidien and Mallinckrodt.
Based on the closing prices at which the ordinary shares of Covidien and Mallinckrodt traded on July 1, 2013, $57.41, and $44.00, respectively, as reported for the New York Stock Exchange transactions, 91.2574% of your pre-distribution tax basis should be allocated to your ordinary shares of Covidien; and 8.7426% should be allocated to your ordinary shares of Mallinckrodt (including any fractional share interest).

The attached worksheet will help you calculate your new tax basis in your ordinary shares of Covidien and Mallinckrodt. A hypothetical example is provided, together with space to fill in your actual numbers. In order to use the worksheet, you will need to know the tax basis of your ordinary shares of Covidien before the distribution. If you purchased Covidien ordinary shares on more than one occasion, you will need to perform this computation separately for each purchase.
Shareholder Statement to be Filed with U.S. Tax Return
Certain shareholders of Covidien (i.e. shareholders who, immediately before the distribution, owned 5% or more of the ordinary shares of Covidien) who received ordinary shares of Mallinckrodt in the distribution are also required to attach an information statement related to the distribution to their U.S. federal income tax returns for the year in which the distribution occurs pursuant to Treasury Regulation § 1.355-5(b).
Consult Your Tax Advisor
The information in this document represents our understanding of the U.S. federal income tax laws and regulations and does not constitute tax advice. It does not purport to be complete or to describe the consequences that may apply to particular categories of shareholders. Each shareholder is urged to consult his, her, or its tax advisor as to the specific tax consequences of the distribution to such shareholder, including the effect of any state, local, or non-U.S. tax laws, and of changes in applicable tax laws.
TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES CONTAINED HEREIN IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY COMPANY SHAREHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) SHAREHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

COVIDIEN ORDINARY SHARE TAX BASIS CALCULATION

In this example, 100 Covidien ordinary shares were purchased for $50.00 per share, resulting in a tax basis of $5,000.00. The original tax basis of $5,000.00 must now be allocated to the post-distribution ordinary shares of Covidien and the newly-received ordinary shares of Mallinckrodt (including any fractional share interests Mallinckrodt).

Post-Distribution Tax Basis Per Ordinary Share of Covidien

Example:	$5,000.00	x	91.2574%*	=	$4,562.87
	Original tax basis		Allocated ratio		Total post-distribution tax basis of Covidien ordinary shares

	$4,562.87	÷	100	=	$45.63
	Total post-distribution tax basis of Covidien ordinary shares		Number of Covidien ordinary shares held		Post-distribution tax basis per Covidien ordinary share

Calculate your post-distribution tax basis per Covidien ordinary share:

		x	91.2574%*	=
	Original tax basis		Allocated ratio		Total post-distribution tax basis of Covidien ordinary shares

		÷		=
	Total post-distribution tax basis of Covidien ordinary shares		Number of Covidien ordinary shares held		Post-distribution tax basis per Covidien ordinary share

* Based on closing share prices quoted on the New York Stock Exchange on July 1, 2013.

MALLINCKRODT ORDINARY SHARE TAX BASIS CALCULATION
In this example, 100 Covidien ordinary shares were purchased for $50.00 per share, resulting in a tax basis of $5,000.00. The original tax basis of $5,000.00 must now be allocated to the post-distribution ordinary shares of Covidien and the newly-received ordinary shares of Mallinckrodt (including any fractional share interests of Mallinckrodt).

Post-Distribution Tax Basis Per Ordinary Share of Mallinckrodt

Example:	$5,000	x	8.7426%*	=	$437.13
	Original tax basis		Allocated ratio		Total post-distribution tax basis of Mallinckrodt ordinary shares

	$437.13	÷	12.5	=	$34.97
	Total post-distribution tax basis of Mallinckrodt ordinary shares		Number of Mallinckrodt ordinary shares received, including any fractional shares for which cash was received instead (one Mallinckrodt share for every eight Covidien shares held)		Post-distribution tax basis per Mallinckrodt ordinary share (including any fractional share interest)

Calculate your post-distribution tax basis per ordinary share of Mallinckrodt

		x	8.7426%*	=
	Original tax basis		Allocated ratio		Total post-distribution tax basis of Mallinckrodt ordinary shares

		÷		=
	Total post-distribution tax basis of Mallinckrodt ordinary shares		Number of Mallinckrodt ordinary shares received, including any fractional shares for which cash was received instead (one Mallinckrodt share for every eight Covidien shares held)		Post-distribution tax basis per Mallinckrodt ordinary share (including any fractional share interest)

* Based on closing share prices quoted on the New York Stock Exchange on July 1, 2013.

Tax Basis of Fractional Ordinary Share of Mallinckrodt

Example:	$34.97	x	0.50	=	$17.49
	Post-distribution tax basis per Mallinckrodt ordinary share (including any fractional share interest)		Fractional ordinary share of Mallinckrodt		Tax basis of fractional ordinary share of Mallinckrodt

Calculate your Mallinckrodt fractional ordinary share tax basis:

		x		=
	Post-distribution tax basis per Mallinckrodt ordinary share (including any fractional share interest)		Fractional ordinary share of Mallinckrodt		Tax basis of fractional ordinary share of Mallinckrodt

Gain or Loss from Sale of Fractional Ordinary Share of Mallinckrodt

Example:	$22.00	-	$17.49	=	$4.51
	Cash received in lieu of fractional ordinary share of Mallinckrodt		Tax basis of fractional ordinary share of Mallinckrodt		Gain (Loss) from sale of fractional ordinary share of Mallinckrodt

Calculate your gain or loss from sale of fractional ordinary share of Mallinckrodt:

		-		=
	Cash received in lieu of fractional ordinary share of Mallinckrodt		Tax basis of fractional ordinary share of Mallinckrodt		Gain (Loss) from sale of fractional ordinary share of Mallinckrodt